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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   Form 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) August 6, 2001 (June 30, 2001)
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                        CADMUS COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



           Virginia                  000-12954                  54-1274108
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(State or other jurisdiction of    (Commission               (I.R.S. Employer
 incorporation or organization)    File Number)           Identification Number)



1801 Bayberry Court, Suite 200, Richmond, Virginia                         23226
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     (Address of principal executive offices)                          Zip Code)



Registrant's telephone number, including area code                (804) 287-5680
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Item 5.   Other Events.

On August 2, 2001, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 with respect to third quarter financial results. Bruce V. Thomas, President and Chief Executive Officer, and Bruce G. Willis, Vice President and Interim Chief Financial Officer, made remarks from the prepared notes attached hereto as Exhibit 99.2 on a conference call with analysts, shareholders, prospective investors, and other interested parties.

Information in these documents relating to Cadmus' future prospects and performance are "forward-looking statements," as defined by the Private Securities Litigation Reform Act of 1995, and, as such, are subject to risks and uncertainties that could cause actual results to differ materially. Potential risks and uncertainties include but are not limited to: (1) the overall economic environment in North America, (2) the ability of the Company to develop and market new capabilities and services to take advantage of changes in the STM journals publishing process and the Company's content management business, (3) continuing competitive pricing in the markets in which the Company competes, (4) the gain or loss of significant customers or the decrease in demand from existing customers, (5) the ability of the Company to continue to obtain improved efficiencies and lower overall production costs, (6) changes in the Company's product sales mix, (7) the impact of industry consolidation among key customers, (8) the ability to successfully complete certain consolidation initiatives and effect other restructuring actions, and (9) the ability of the Company to operate profitably and effectively with high levels of indebtedness. The information included in this release is representative only on the date hereof, and the Company undertakes no obligation to update any forward-looking statements made.



Item 7.   Exhibits.

     Exhibit 99.1               Press Release
     Exhibit 99.2               Conference Call Notes
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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 6, 2001.


                                CADMUS COMMUNICATIONS CORPORATION


                                By: /s/ Bruce V. Thomas
                                    -----------------------
                                    Bruce V. Thomas
                                    President and Chief Executive Officer
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                                 Exhibit Index


       Exhibit

99.1   Press Release
99.2   Conference Call Notes